UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

LINKEDIN CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35168	47-0912023
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2029 Stierlin Court

Mountain View, CA 94043

(Address of Principal Executive Offices including Zip Code)

(650) 687-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 9, 2016, LinkedIn Corporation (the “Company”) held its Annual Meeting of Stockholders at the Computer History Museum in Mountain View, California (the “Meeting”). The Company stockholders voted on three proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2016. Holders of shares of the Company stock at the close of business on April 12, 2016 were entitled to vote at the Meeting.

Each share of Class A Common Stock was entitled to one vote on each proposal and each share of Class B Common Stock was entitled to ten votes on each proposal. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

Present at the Meeting in person or by proxy were holders of 96,111,575 shares of Class A Common Stock, representing 96,111,575 votes of Class A Common Stock and holders of 14,535,985 shares of Class B Common Stock, representing 145,359,850 votes of Class B Common Stock, together representing a total of 241,471,425 votes, or more than 88% of the eligible votes, and constituting a quorum.

The final results for each of the proposals submitted to a vote of the Company’s Meeting are as follows:

1.             Election of Two Class II Directors. Each of the Class II Directors was re-elected to serve three-year terms expiring at the Company’s 2019 Annual Meeting of Stockholders and until the election and qualification of their successors. The vote for each Director is set forth in the table below:

Nominees — Class II Directors	Votes For	Votes Withheld	Broker Non-Vote
A. George “Skip” Battle	190,812,122	33,238,538	17,420,765
Michael J. Moritz	217,785,148	6,265,512	17,420,765

2.             Ratification of Appointment of Independent Registered Public Accountant. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016 was ratified by the stockholders by the vote set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
238,152,334	3,162,336	156,755	0

3.             Stockholder Proposal Regarding Board Diversity. The stockholder proposal regarding board diversity was not approved. The vote for the stockholder proposal is set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
38,354,788	164,412,085	21,283,651	17,420,901

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2016	LINKEDIN CORPORATION

	By:	/s/ Michael J. Callahan
Michael J. Callahan
Senior Vice President, General Counsel and Secretary